                                                                   EXHIBIT 10.12

                     AMENDMENT AND REAFFIRMATION OF GUARANTY
                         (SoftBank Capital Partners LP)

         THIS AMENDMENT AND REAFFIRMATION OF GUARANTY (this "Amendment") is made and executed as of the 13th day of November, 2004, by SOFTBANK CAPITAL PARTNERS LP (the "Guarantor"), and SILICON VALLEY BANK, a California chartered bank, its successors and assigns (the "Bank").

                                    RECITALS

         WHEREAS, the Bank has previously agreed to make a certain committed revolving line of credit (the "Loan") in the maximum outstanding principal amount of Twelve Million Dollars ($12,000,000) to ODIMO INCORPORATED., a corporation organized and in good standing in the State of Delaware, ASHFORD.COM, INC., a corporation organized and in good standing in the State Delaware and D.I.A. MARKETING, INC., a corporation organized and in good standing in the State of Florida (individually and collectively, the "Borrower"), pursuant to that certain Loan and Security Agreement dated July 31, 2004 by and between the Borrower and the Bank (as amended restated, modified, substituted, extended and renewed from time to time, the "Loan Agreement");

         WHEREAS, the Borrower has requested and the Bank has agreed, among other amendments, to increase the Loan in the maximum outstanding principal amount of Fifteen Million Dollars ($15,000,000) in accordance with the terms of that certain First Loan Modification Agreement of even date herewith, by and between Bank and Borrower (the "First Amendment") and that certain First Amended and Restated Revolving Promissory Note dated of even date herewith, from Borrower in favor of the Lender (the "First Amended and Restated Promissory Note");

         WHEREAS, in connection with the Loan, the Guarantor executed and delivered to Bank its Unconditional Guaranty dated July 31, 2004 from the Guarantor in favor of the Bank (as amended, restated, modified, substituted, extended and renewed from time to time, the "Guaranty");

         WHEREAS, the Bank is not willing to increase the Loan, or make other amendments to the Loan Agreement unless the Guarantor unconditionally reaffirms its joint and several obligations under the Guaranty and consents to such amendments; and

         WHEREAS, the Guarantor will benefit directly from the Bank's agreement to increase the Loan.

                                    AGREEMENT

         NOW THEREFORE, as an inducement for the Bank to increase the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         15. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Guaranty.

         16. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as it fully set forth herein.

         17. Guarantor has requested and Bank has agreed to amend the Guaranty as provided in this Amendment as follows:

                  (i) Section 10(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           10. The Guarantor will do all of the following:

                                    e) Maintain as of the last day of each
                  month, on a consolidated basis with SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital LP (collectively with the Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors, provided, however, that during the period from date hereof through December 31, 2004, the Guarantor, on a consolidated basis with the SOFTBANK Guarantors, will maintain a minimum of Thirty Million Dollars ($30,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities of the SOFTBANK Guarantors.

         18. Exhibit A (Compliance Certificate), to the Guaranty is hereby replaced in its entirety with Exhibit A attached hereto.

         19. The Guarantor acknowledges and agrees that pursuant to the First Amendment and that certain First Amended and Restated Promissory Note the maximum principal amount under the Loan has been increased to Fifteen Million Dollars ($15,000,000) and hereby consents to such extension. The Guarantor does hereby unconditionally reaffirm all of its obligations to the Bank under the Guaranty including, without limitation, the payment and performance of the guaranteed obligations as set forth in the Guaranty.

         20. The Guarantor certifies that the representations and warranties contained in its Guaranty remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that it has no offsets, counterclaims or defenses to any of its obligations under the Guaranty as modifies hereby.

         21. Except as modified hereby, the Guaranty remains unmodified and in full force and effect.

                      [Signatures follow on the next page]

         IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Amendment as of the day and year first hereinabove written.

                                       GUARANTOR:

                                       SOFTBANK CAPITAL PARTNERS LP

                                       By: SOFTBANK CAPITAL PARTNERS LLC, its
                                           sole General Partner

                                           By:  /s/ Steven J. Murray
                                               --------------------------------
                                               Name: Steven J. Murray
                                               Title: Administrative Member

                                       BANK:

                                       SILICON VALLEY BANK

                                       By:  /s/ Dale Kirkland
                                           ----------------------------
                                           Name: Dale Kirkland
                                           Title: Senior Vice President

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             SOFTBANK CAPITAL PARTNERS LP
                  SOFTBANK CAPITAL LP
                  SOFTBANK CAPITAL ADVISORS FUND LP
                  ________________________________
                  ________________________________
                  ________________________________

         Re: Unconditional Guaranties made in favor of Silicon Valley Bank ("Bank") in connection with Bank's loans to ODIMO, INC., ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (collectively, "Borrower")

         The undersigned manager (the "Officer") of SOFTBANK Capital Partners LLC (the "Company"), as the sole General Partner of each of SOFTBANK Capital Partners LP., SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP (collectively, "Guarantors"), certifies that under the terms and conditions of each Unconditional Guaranty made by Guarantor in favor of Bank (each, a "Guaranty"), (i) Guarantors are in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in each Guaranty are true and correct on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested by Borrower at any time or date of determination that any Guarantor is not in compliance with any of the terms of any Guaranty, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                    REQUIRED                        COMPLIES
------------------                                    --------                        --------
All Guarantors:
         Monthly CC                                   Monthly within 30 days            Yes  No
         Quarterly Financial Statements with CC       Quarterly within 30 days          Yes  No

SOFTBANK Capital Partner LP only:
         Audited Financial Statements with CC         Annually within 120 days          Yes  No

SOFTBANK Capital LP and SOFTBANK Capital
  Advisors Fund LP only:

Company Prepared Financial Statements with CC         Annually within 120 days          Yes  No

FINANCIAL COVENANT                                      REQUIRED           ACTUAL           COMPLIES
------------------                                      --------           ------           --------
Maintain on a consolidated basis, measured on the
last day of each month:
  Minimum unrestricted cash and callable capital,
  net of contingent liabilities (see breakdown below)  $________*         $______           Yes   No

(1) Unrestricted Cash:              $___________
(2) Callable Capital:               $___________
(3) Contingent Liabilities:         $___________
(4) Item #1 plus #2, minus #3:      $___________

*$30,000,000 from November __, 2004 through December 31, 2004, and $24,000,000 at all times thereafter.

COMMENTS REGARDING EXCEPTIONS: See Attached.

Sincerely,

__________________________________
SIGNATURE

__________________________________
TITLE

__________________________________
DATE

                                  BANK USE ONLY

Received by: _______________________________
                     AUTHORIZED SIGNER

Date:
      ______________________________________

Verified: __________________________________
                  AUTHORIZED SIGNER

Date: ______________________________________

Compliance Status:           Yes  No

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